Agreement of
                                Amendment to the
         Cooperative Joint Venture Contract and Articles of Association
                of Chengdu AES KAIHUA Gas Turbine Power Co., Ltd.


         In accordance with the relevant laws and regulations of the People's Republic of China, this Agreement of Amendment (the "Agreement of Amendment") is hereby entered into among Chengdu Huaxi Electric Power Shareholding (Group) Company Ltd.[Chinese text] and Chengdu Huachuan Petroleum & Natural Gas Exploration and Development Company [Chinese text] (together referred to herein as "Party A"), China National Aero-Engine Corporation [Chinese text] ("Party B") and AES China Generating Company Limited [Chinese text] ("Party C"), following full discussions by Party A, Party B and Party C (Party A, Party B and Party C hereinafter collectively referred to as the "Parties") with respect to amendments to the Cooperative Joint Venture Contract ("Cooperative JVC") and the Articles of Association ("Articles") of Chengdu AES KAIHUA Gas Turbine Power Co., Ltd.

         NOW THEREFORE, the Parties agree to amend the Cooperative JVC and Articles as follows:

1. Article 1 of the Cooperative JVC is deleted in its entirety and the following new Article 1 is substituted in its place:

         THIS CONTRACT is made in Beijing, the People's Republic of China on this 28th day of November, 1995 by and among Chengdu Huaxi Electric Power Shareholding (Group) Company Ltd. and Chengdu Huachuan Petroleum & Natural Gas Exploration and Development Company (hereinafter collectively referred to as "Party A"), China National Aero-Engine Corporation (hereinafter referred to as "Party B") and AES China Generating Company Limited (hereinafter referred to as "Party C"). Each of Party A, Party B and Party C shall hereinafter individually be referred to as a "Party" and collectively as the "Parties".

         After friendly consultations conducted in accordance with the principles of equality and mutual benefit, the Parties have agreed to organize Sino Foreign Chengdu AES KAIHUA Gas Turbine Power Co., Ltd. (the "Company") in accordance with the Law of the People's Republic of China on Sino-Foreign Cooperative Joint Venture Enterprises (the "Cooperative Joint Venture Law"), other relevant laws and regulations of the People's Republic of China, and the provisions of this Contract.

2. Article 3.01 of the Cooperative JVC is deleted in its entirety and the following new Article 3.01 is substituted in its place:

         The Parties to this Contract are:

         (a) Party A, Chengdu Huaxi Electric Power Shareholding (Group) Company Ltd., a corporation registered in Chengdu City, Sichuan Province, the People's Republic of China with its legal address at: No. 24 Nansanduan Y. Huan Road, Chengdu City, Sichuan Province, PRC

                  and

                  Chengdu Huachuan Petroleum & Natural Gas Exploration and Development Company, a corporation registered in Chengdu City, Sichuan Province, the People's Republic of China with its legal address at:
                  116 North 4 Section of Yihuan Lu, Chengdu 610081, Sichuan Province, PRC

                  (the two foregoing corporations hereinafter collectively referred to as "Party A")

                  Legal Representative of Party A:

                  Name: Qu De Lin
                  Position: General Manager
                  Nationality: Chinese

         (b) Party B, China National Aero-Engine Corporation, a Chinese economic legal entity registered in China with its legal address at: No. 16 Donghuangchenggen, Dongcheng District, Beijing, PRC

                  Legal Representative of Party B:

                  Name: Zhou Xiaoqing
                  Position: General Manager
                  Nationality: Chinese

         (c) Party C, AES China Generating Company Limited, a company registered in Bermuda with its legal address at 9/F, Allied Capital Resources Building, 32-38 Ice House Street, Central, Hong Kong

                  Legal Representative of Party C:

                  Name: Paul T. Hanrahan
                  Position: President
                  Nationality: U.S.A.

3. Article 16.01(d) of the Cooperative JVC is deleted in its entirety and the following new Article 16.01(d) is substituted in its place:

         The distribution of available cash of the Company shall be carried out in accordance with the following priority of payments:


         (i) Operation and maintenance costs (including VAT) of the GT Plant and management costs of the Company;


         (ii)     Principal and interest payments due pursuant to the Loan
                  Contracts;

         (iii)    Income taxes and any other taxes;

         (iv)     Contributions to statutory funds; and

         (v) Distributions of remaining after-tax profits to the Parties once a year at such time as the Board shall determine, as follows:

                  (A) in any year, if the Power Station was available to generate electricity during [***] hours in such year,
                           (a) first, to Party C, an amount necessary, after conversion of Renminbi into U.S. Dollars, to provide it with a [***] internal rate of return (after payment of taxes and after funding all required reserves) on its contributions to the registered capital of the Company over the term of the Joint Venture established by this Contract, (b) second, pari passu to Party A and Party B, an amount necessary to provide each of Party A and Party B with a [***] internal rate of return (after payment of taxes and after funding all required reserves) on its contributions to the registered capital of the Company over the term of the Joint Venture established by this Contract, (c) third, to pay Party A in reimbursement of any payment Party A previously has made to Chengdu Huachuan Petroleum & Natural Gas Exploration and Development Company ("Gas Supplier") in its capacity as natural gas supplier under a Gas Purchase and Supply Contract entered into between the Gas Supplier and the Company for natural gas purchased by the Company, plus interest on any such payment as determined to be appropriate by the Board and (d) fourth, remaining amounts to the Parties in accordance with the percentage of their respective Registered Capital contributions to the Company; and

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  (B) in any year, if the Power Station was available to generate electricity for less than [***] hours in such year, to the Parties in accordance with the percentage of their respective Registered Capital contributions to the Company.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         (vi) In accordance with Article 16.01(d)(v) hereof cash shall be distributed once a year (unless the Board of Directors of the Company approves more frequent distributions). All payments by the Company to the Parties under Article 16.01(d)(v) hereof shall be made by wire transfer to the bank accounts designated by the Parties from time to time. All distributions to Party C shall be made in accordance with Article 16.04(c) hereof.

4. Article 16.06(b) of the Cooperative JVC is deleted in its entirety and the following new Article 16.06(b) is substituted in its place:

                  Subject to Article 16.01(d)(v) hereof, all distributable profits shall be distributed to the Parties in proportion to their respective share of Registered Capital.

5. Section 1.1 of the Articles is deleted in its entirety and the following substituted in its place:

         In accordance with the Law of the People's Republic of China on "Sino-Foreign Cooperative Joint Venture Enterprises" (the "Cooperative Joint Venture Law"), and other relevant laws and regulations, Chengdu Huaxi Electric Power Shareholding (Group) Company Ltd., Chengdu Huachuan Petroleum & Natural Gas Exploration and Development Company (collectively referred to hereinafter as "Party A"), China National Aero-Engine Corporation (referred to hereinafter as "Party B") and AES China Generating Company Limited (referred to hereinafter as "Party C") have entered into the Cooperative Joint Venture Contract (referred to hereinafter as the ("Joint Venture Contract") for the establishment of the Chengdu AES KAIHUA Gas Turbine Power Co., Ltd. on November 28, 1995 in Beijing, the People's Republic of China. Party A, Party B and Party C hereby formulate these Articles of Association to govern the operation of the Chengdu AES KAIHUA Gas Turbine Power Co., Ltd. (Each of Party A, Party B or Party C shall hereinafter individually be referred to as a "Party" and collectively as the "Parties".)

6. Section 1.4 of the Articles is deleted in its entirety and the following substituted in its place:

         The Parties to these Articles of Association are:

         (1) Party A, Chengdu Huaxi Electric Power Shareholding (Group) Company Ltd., a Chinese state-owned enterprise registered in Chengdu City, Sichuan Province, the People's Republic of China, with its legal address in Chengdu City, Sichuan Province, PRC; and

                  Chengdu Huachuan Petroleum & Natural Gas Exploration and Development Company, a Chinese corporation registered in Chengdu City, Sichuan Province, the People's Republic of China with its legal address at:
                  116 North 4 Section of Yihuan Lu, Chengdu 610081, Sichuan Province, PRC

                  (the two foregoing corporations hereinafter collectively referred to as "Party A")

                           Legal Representative of Party A:

                           Name:            Qu DeLin
                           Position:        General Manager
                           Nationality:     Chinese

         (2) Party B, China National Aero-Engine Corporation, a Chinese economic legal entity with its legal address at No.16 Donghuangchenggen North Street, Dongcheng District, Beijing, PRC.

                           Legal Representative of Party B:

                           Name:            Zhou Xiaoqing
                           Position:        General Manager
                           Nationality:     Chinese

         (3) Party C, AES China Generating Company Limited, a company registered in Bermuda with its legal address at 9/F., Allied Capital Resources Building, 32-38 Ice House Street, Central, Hong Kong.

                           Legal Representative of Party C:

                           Name:            Paul Hanrahan
                           Position:        President
                           Nationality:     U.S.A.

7.  Article 8.2 of the Articles is deleted in its entirety and the following new
Article 8.2 is substituted in its place:

                  Subject to Article 16.01(d)(v) of the Joint Venture Contract, all distributable profits shall be distributed to the Parties in proportion to their respective share of Registered Capital.

8. This Agreement of Amendment is an inalienable part of the Cooperative JVC and Articles, and upon the approval of the original examination and approval authority of the Cooperative JVC and Articles, shall have the same effect with the Cooperative JVC and Articles and shall amend the Cooperative JVC and Articles accordingly as provided herein.

9. This Agreement of Amendment is written in Chinese and English. Both language versions shall have the same validity and effect. Each version has eight counterparts. Each of the Parties shall keep one set, the remaining counterparts, shall be submitted to the original examination and approval authority of the Cooperative JVC and Articles and to such other relevant departments as is required.

10. This Agreement of Amendment shall become effective upon its execution by the Parties and the approval of the original examination and approval authority of the Cooperative JVC and Articles.



         IN WITNESS WHEREOF, the Parties have caused this Agreement of Amendment to be executed by their duly authorized representatives as of __ day of July, 1996 in the People's Republic of China.


For and on behalf of Party A:

Chengdu Huaxi Electric Power
Shareholding (Group) Company Ltd.


By: [Signature Illegible]
Name:


Chengdu Huachuan Petroleum &
Natural Gas Exploration and Development Company


By: [Signature Illegible]
Name:


For and on behalf of Party B:

China National Aero-Engine Corporation


By: [Signature Illegible]
Name:


For and on behalf of Party C:

AES China Generating Company Limited


By: [Signature Illegible]
Name: